Exhibit 99.B
Fourth Quarter 2007 Financial & Operational Update February 26, 2008

Forward Looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. El Paso Pipeline Partners has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to obtain necessary governmental approvals for proposed pipeline projects and to successfully construct and operate such projects; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; the risks associated with recontracting of transportation commitments; regulatory uncertainties associated with pipeline rate cases and other tariff filings; actions taken by third-party operators, processors and transporters; conditions in geographic regions or markets served by El Paso Pipeline Partners and its affiliates and equity investees or where its operations and affiliates are located; the effects of existing and future laws and governmental regulations; competitive conditions in our industry; changes in the availability and cost of capital; and other factors described in El Paso Pipeline Partners' (and its affiliates') Securities and Exchange Commission filings. While these statements and projections are made in good faith, El Paso Pipeline Partners and its management cannot guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. El Paso Pipeline Partners assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, adjusted EBITDA, cash available for distribution, and the required reconciliations under Regulation G, are set forth in this presentation or in the appendix hereto.

Off to a Strong Start Highly successful IPO closed November 2007 Completed Kanda Lateral expansion project Announced Piceance Basin expansion in December 2007

El Paso Pipeline Partners Primary focus is natural gas transmission and storage assets Three FERC regulated interstate pipelines: 100% of WIC: 800 miles, 2.7 Bcf/d 10% of CIG: 4,000 miles, 3.0 Bcf/d 10% of SNG: 7,600 miles, 3.7 Bcf/d Demand-based revenues from high quality customers with strong credit profiles Several organic expansions underway Diverse, Growing Supply Regions High Connectivity to Growing Markets WIC CIG SNG

Strong Sponsor With Aligned Interests 28,437,786 EPB Common Units 27,727,411 EPB Subordinated Units GP interest and incentive distribution rights Wyoming Interstate Company "WIC" Colorado Interstate Gas Company "CIG" 33.2% LP 100% 10% Public Unitholders 28,750,000 EPB Common Units 64.8% LP 2.0% GP 10% Other E&P Pipelines 90% 90% Southern Natural Gas Company "SNG"

Stable Cash Flow Capacity Reservation Charges Variable Charges Interruptible Contracts Capacity Reservation Fees Variable Fees Interruptible Fees Gulfstream 0.893 0.07 0.037 WIC CIG SNG 2007 Revenue Composition* 98.1% 1.3% 0.6% 89.3% 7.0% 3.7% 88.3% 7.4% 4.3% Weighted Average Contract Life 8 years 6 years 6 years Capacity Reservation Fees Variable Fees Interruptible Fees Gulfstream 0.883 0.074 0.043 Capacity Reservation Fees Variable Fees Interruptible Fees Gulfstream 0.981 0.013 0.006 Capacity reservation charges result in cash flow stability *Excludes liquids and fuel retention revenues

Note: $ in each column represents costs for each project, shown in the year of expenditure Committed Expansion Projects $ Millions 2008-2009 2010 & Beyond WIC Kanda Lateral Medicine Bow Piceance Basin CIG High Plains Totem Storage SNG Cypress (II&III) SESH SSIII Cypress III SESH SSIII 100% Share Net to EPB $378 133 $ 336 36 Solid inventory of organic growth

Commitment to Growth Organic projects Third-party acquisitions Drop downs from El Paso Most pipeline assets suitable for MLP $2.4 billion NOL as of December 2007 El Paso highly incentivized with 65% ownership plus 2% GP interest and IDR

4Q 2007 Financial Highlights Net income of $19 million Cash distributions $11 million cash available for distribution since IPO $0.12813 per unit paid February 2008 Corresponds to $1.15 per unit on annual basis Stable cash flows provide solid foundation for distributions

4Q 2007 Financial Results Operating revenues Operating expenses Operation and maintenance Depreciation and amortization Taxes, other than income Operating income Earnings from unconsolidated affiliates Other income, net Interest and debt expense Net income Net income per common unit $ Millions, except per unit 2006 Three Months Ended December 31, 2007 $ 29 9 4 1 15 5 3 (4) $ 19 $ 0.13* $ 26 7 4 - 15 - - (1) $ 14 - CIG and SNG equity earnings only included from November 21, 2007 to December 31, 2007 *Net income per unit is based on the period from IPO closing on November 21,2007 to December 31, 2007.

Cash Available for Distribution EBIT Add: Depreciation and amortization Cash distribution from CIG and SNG Less: Earnings from CIG and SNG Adjusted EBITDA Less: Cash reserves Cash interest expense, net Maintenance capital expenditures Other, net Cash available for distribution $ 14 2 4 (5) 15 (1) (3) (1) 1 $ 11 $ Millions Period from IPO* to December 31, 2007 *IPO closed on November 21, 2007

Strong Financial Position Credit facility expandable by $500 million - provides flexibility for future growth $ Millions Cash Revolving borrowings Capital lease obligations Total debt Partners' capital Total capitalization Credit Statistics Debt/capitalization Debt/2008E adjusted EBITDA $ 4 455 8 463 391 $ 854 54% 3.4 x December 31, 2007

2008 Financial Summary Minimum estimated cash available for distribution of $100 million, or $1.15 per unit 2008 expansion capital of $68 million Major projects WIC ( Kanda, Medicine Bow, Piceance) - $51 million CIG and SNG (High Plains, Totem, SESH) - $17 million Funding WIC - existing credit facility CIG and SNG - no capital contribution required

Leading Pipeline MLP Diverse, Growing Supply Regions High Connectivity to Growing Markets WIC CIG SNG Strong sponsorship Stable cash flow Growth vehicle Experienced management Financial flexibility

Fourth Quarter 2007 Financial & Operational Update February 26, 2008

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non- GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. El Paso Pipeline Partners uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the partnership. The partnership defines EBIT as net income (loss) adjusted for interest and debt expense. The partnership excludes interest and debt expense so that investors may evaluate the partnership's operating results without regard to its financing methods or capital structure. El Paso Pipeline Partner's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the partnership believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso Pipeline Partner's businesses and investments. El Paso Pipeline Partners uses the non-GAAP financial measure "Cash Available For Distribution" to measure its cash generation ability. The partnership defines Cash Available for Distribution as Adjusted EBITDA less cash interest expense, maintenance capital expenditures, cash reserves, and other income and expenses, net, which primarily includes non-cash allowance for funds during construction. Cash available for Distribution does not reflect changes in working capital balances. Adjusted EBITDA is defined as net income plus depreciation and amortization expense, interest and debt expense, net of interest income and the partnership's 10 percent share of estimated cash available for distribution from CIG and SNG for the applicable period, less equity in earnings of CIG and SNG. El Paso Pipeline Partners believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the partnership and to compare the operating and financial performance of the partnership with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per unit, cash flow from operating activities or other GAAP operating measurements.

Non-GAAP Reconciliation Adjusted EBITDA and Cash Available for Distribution Net Income Add: Interest and debt expense EBIT Add: Depreciation and amortization Cash distributions from CIG and SNG Less: Equity earnings from CIG and SNG Adjusted EBITDA Less: Cash attributable to the period from October 1, 2007 to November 20, 2007 Cash reserve Cash interest expense, net Maintenance capital expenditures Other, net Cash Available for Distribution $ 19 4 23 4 4 (5) 26 (11) (1) (3) (1) 1 $ 11 $ 14 1 15 4 - - $ 19 Three Months Ended December 31, 2007 2006 $ Millions

Non-GAAP Reconciliation - 2008 Adjusted EBITDA and Cash Available for Distributions Twelve Months Ending December 31, 2008 Net Income Add: Depreciation and amortization Interest and debt expense, net Estimated cash distributions from CIG and SNG Less: Earnings from CIG and SNG Adjusted EBITDA Less: Cash reserve Cash interest expense, net Maintenance capital expenditures Other, net Minimum estimated cash available for distribution Minimum annual distribution per unit $ 84 26 30 32 (34) 138 (5) (29) (2) (2) $ 100 $ 1.15 $ Millions, except per unit

Financial Results Operating revenues Operating expenses Operation and maintenance Depreciation and amortization Taxes, other than income Operating income Earnings from unconsolidated affiliates Other income, net Interest and debt expense Net income Net income per common unit 2006 Twelve Months Ended December 31, 2007 $ Millions, except per unit $ 110 27 16 4 63 5 7 (9) $ 66 $ 0.13* $ 97 14 14 2 67 - 4 (6) $ 65 - CIG and SNG equity earnings only included from November 21, 2007 to December 31, 2007 *Net income per unit is based on the period from IPO closing on November 21,2007 to December 31, 2007.

# WIC Kanda Lateral

- Placed into service in January 2008
- 124 miles, 24" pipeline
- Capacity: 400 MMcf/d
- Capital: $189 MM
- Fully contracted
- Estimated incremental EBITDA: $22 MM first year; $24 MM annually thereafter


Wamsutter
Kanda
WIC and Overthrust Interconnects
WYOMING
UTAH
Kanda Lateral
COLORADO
Uinta Basin
WIC
CIG
Compression

Provides incremental capacity from Uinta Basin

El Paso Pipeline Partners 21

# WIC Organic Growth

**Medicine Bow Expansion — $32 MM**

- 330 MMcf/d capacity from Powder River Basin
- Fully contracted
- In-service July 2008
- Estimated incremental annual EBITDA $12 MM



Powder River Basin
Douglass Compressor Station
Opal Hub
Greater Green River Basin
Contracted Capacity
Wamsutter Compression Station
Contracted Capacity
Midpoint Compression Station
Cheyenne Hub
Unita Basin
Greasewood Compressor Station
Piceance Basin

**WIC Piceance Basin Expansion — $62 MM**

- 219 MMcf/d capacity
- Fully contracted
- Expected in-service: 48 MMcf/d 4Q 2008, remainder 4Q 2009
- Cash available for distribution expected to increase by $12 MM beginning 2010

El Paso Pipeline Partners 22

CIG Organic Growth Major Hubs CIG Storage Fields High Plains CIG Anadarko Basin Denver-Julesburg Basin Powder River Basin Wind River Basin Greater Green River Basin Overthrust Basin Unita Basin Piceance Basin Raton Basin High Plains Pipeline - $196 MM (100%) Fully contracted 164 miles of 24" and 30" pipeline 900 MMcf/d overall capacity In-service November 2008 Beaver Compressor Station Cheyenne Hub Opal Hub Totem Gas Storage - $120 MM (100%) Fully contracted 7 Bcf of capacity Interconnect with High Plains Pipeline In-service July 2009

SNG Organic Growth SESH Cap Ex ($ MM) Capacity (MMcf/d) In- Service Phase I 74 136 Jun 2008 Phase II 96 349 Oct 2010 Cypress Cap Ex ($ MM) Capacity (MMcf/d) In- Service Phase I 255 215 May 2007 Phase II 19 114 May 2008 Phase III 82 161 Jan 2011 *Not owned by El Paso Pipeline Partners SSIII Cap Ex ($ MM) Capacity (MMcf/d) In- Service Phase I 122 Oct 2010 Phase II $286 122 Jun 2011 Phase III 122 Apr 2012 Muldon Bear Creek Elba Island*